THE CONAGRA 1990 STOCK PLAN

                                 ARTICLE I

                             NAME AND PURPOSE


1.1  NAME.  The name of the plan shall be The ConAgra 1990 Stock Plan
     ("Plan").

1.2 PURPOSE. The purpose of the Plan is to enable Employees and Directors to share in the growth and prosperity of the Company by encouraging stock ownership by Employees and Directors and to assist the Company to obtain and retain key management personnel. Incentive Stock Options, Nonqualified Stock Options, Restricted Shares, bargain stock, Stock Appreciation Rights, bonuses of Company Stock and other types of stock awards and cash may be granted under this Plan.

                                ARTICLE II

                                DEFINITIONS

2.1  "Board" means the Board of Directors of the Company.

2.2  "Code" means the Internal Revenue Code of 1986, as amended.

2.3  "Committee" shall mean the Compensation Committee of the Board.

2.4  "Company" means ConAgra, Inc., a Delaware corporation.

2.5  "Company Stock" means shares of common stock issued by the Company.

2.6  "Director" means any person who is a member of the Board.

2.7  "Employee" means any person employed by the Employer or a Subsidiary.

2.8  "Employer" means the Company.

2.9 "Incentive Stock Option" means any option granted to a Participant under the Plan, which the Committee intends at the time it is granted, to be an incentive stock option within the meaning of Section 422A of the Code.

2.10 "Nonqualified Stock Option" means any stock option granted under the Plan which is not an Incentive Stock Option.

2.11 "Optionee" is any Employee who is granted options under the Plan.

2.12 "Participant" shall mean any Employee or Director who meets the requirements for Participation in the Plan as described in Article III.

2.13 "Qualifying Stock" means Company Stock which has been owned by the Employee for at least six months prior to the date of exercise and has not been used in a stock-for-stock swap transaction within the preceding six months.

2.14 "Subsidiary" means a corporation which is a "subsidiary corporation" as defined in section 425 of the Code.

                                ARTICLE III

                       ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY. Every Employee and Director shall be eligible to become a Participant in the Plan.

3.2 PARTICIPATION. The Employees who shall participate in the Plan and thereby be eligible to receive awards shall be such key Employees and Directors as the Committee shall select from time to time. The Committee shall determine the number of and the combination of stock options, restricted stock, stock appreciation rights and other stock awards granted.

3.3 DIRECTOR PARTICIPATION. Non-Employee Directors shall be granted annually a Nonqualified Stock Option for 3,000 shares of Company Stock. In addition, Non-Employee Directors shall be granted annually 600 shares of Company Stock; such shares shall be issued without cost to each Non-Employee Director from the Company's treasury shares.

     The Nonqualified Stock Options and shares of Company Stock described in this Section 3.3 shall be granted each year immediately following the annual stockholders' meeting of the Company. The Nonqualified Stock Options and shares of Company Stock shall be granted to those persons who are Directors immediately following such meeting. Directors are not eligible to receive any other Benefit under the Plan.

     The number of shares referred to in this Section 3.3 shall be properly adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like.

                                ARTICLE IV

                             TYPES OF BENEFITS

     Benefits under the Plan ("Benefits") may be granted in any one or any combination of (a) Incentive Stock Options; (b) Nonqualified Stock Options;
(c) stock appreciation rights; (d) restricted stock awards; (e) bargain purchase of common stock; (f) bonuses of common stock; (g) any other form of stock benefit; or (h) cash.

     Without limiting the Committee's authority, the Committee may: (a) make the grant of Benefits conditional upon an election by a Participant to defer payment of a portion of his salary; (b) give a Participant a choice between two Benefits or combination of Benefits; (c) award Benefits in the alternative so that acceptance of or exercise of one Benefit cancels the right of a Participant to another; and (d) award Benefits in any combination or combinations and subject to any condition or conditions consistent with, the terms of the Plan that the Committee in its sole discretion may determine.

                                 ARTICLE V

                          SHARES SUBJECT TO PLAN

     The total number of shares for which options may be granted under this Plan shall not exceed in the aggregate 6,000,000 shares; provided, if the merger of the Company and Beatrice Company, as reflected in the Agreement and Plan of Merger dated as of June 7, 1990, is consummated, such aggregate number shall be 7,200,000 shares. This number shall be appropriately adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like. The shares issued under the Plan may be authorized and unissued shares or treasury shares.

     In the event that any outstanding option, restricted stock or other Benefit issued pursuant to the Plan shall expire or terminate, the shares allocable to the unexercised or forfeited portion of such Benefit may again be subject to an award under the Plan. In addition, any shares which are used for the full or partial payment of the purchase price (or applicable withholding taxes) for shares with respect to which an option is exercised may again be used for an award under the Plan.

                                ARTICLE VI

                                  OPTIONS

     The Committee from time to time may grant Incentive Stock Options and Nonqualified Stock Options. Each option agreement between the Company and the Participant shall be in such form and shall contain such provisions as the Committee from time to time shall deem appropriate. Option agreements need not be identical. The option agreements shall specify whether or not an option is an Incentive Stock Option.

     The terms of Incentive Stock Options granted shall include the following:

     (a) The option price shall be fixed by the Committee in good faith, but in no event be less than 100% of the fair market value of the shares subject to the option on the date the option is granted.

     (b) The Committee shall fix the term or duration of all Incentive Stock Options issued under this Plan provided that such term shall not exceed ten years after the date on which the option was granted and shall not extend beyond the Optionee's employment with the Company. The Committee shall also set the date or dates on, or after which, each option may be exercised.

     (c) The aggregate fair market value, determined as of the time the Incentive Stock Option is granted, of the stock which may become exercisable for the first time by any Employee during any calendar year shall not exceed $100,000.

     (d) Each Incentive Stock Option agreement (and amendments) shall contain such terms and provisions, consistent with the requirements of this Plan, as the Committee in its discretion shall determine, including without limitation such terms and provisions as shall be requisite to cause the options to qualify as Incentive Stock Options.

     Options and similar Benefits (including Stock Appreciation Rights) shall not be transferrable otherwise than by will or the laws of descent and distribution, and during the Participant's lifetime, such a Benefit shall be exercisable only by the Participant.

     Notwithstanding any other provisions of the Plan, no Incentive Stock Option shall be granted to an Employee who, at the time the option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Employer. This stock ownership limitation will not apply if the option price is at least 110 percent of the fair market value (at the time the option is granted) of the stock subject to the option, and the option by its terms is not exercisable more than five years from the date it is granted.

     The Committee may grant a replacement option (a "Replacement Option") to any Employee who exercises all or part of an option granted under this Plan using Qualifying Stock as payment for the purchase price. A Replacement Option shall grant to the Employee the right to purchase, at the fair market value as of the date of said exercise and grant, the number of shares of stock equal to the sum of the number of whole shares (i) used by the Employee in payment of the purchase price for the option which was exercised and (ii) used by the Employee in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of grant, and shall expire on the same date as the option which it replaces.

                                ARTICLE VII

                             RESTRICTED SHARES

     The Committee from time to time may award restricted shares ("Restricted Shares") to any Participant in the Plan. Each Participant who is awarded Restricted Shares shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Committee in its sole discretion shall determine.

     Restricted Shares awarded to Participants may not be sold, transferred, pledged or otherwise encumbered during the restricted period commencing on the date of the award and ending at such later date as the Committee may designate at the time of the award. The Participant shall have the entire beneficial ownership and all rights and privileges of a shareholder with respect to Restricted Shares awarded to him, including the right to receive dividends and the right to vote such Restricted Shares.

     The Committee may provide any other terms or conditions with regard to Restricted Shares that it deems appropriate. Restricted Shares and agreements related thereto need not be identical.

                               ARTICLE VIII

                         STOCK APPRECIATION RIGHTS

     The Committee from time to time may grant stock appreciation rights ("Stock Appreciation Rights") to any Participant in the Plan. A Stock Appreciation Right shall be evidenced by a stock appreciation right agreement between the Company and the Participant, which shall contain such terms and conditions consistent with the Plan as the Committee from time to time shall deem appropriate.

     A Stock Appreciation Right may be satisfied by the Company in cash or in shares of common stock of the Company, as determined by the Committee. The agreement may limit the maximum amount of appreciation taken into account under a Stock Appreciation Right.

     A Stock Appreciation Right may be granted in conjunction with an Incentive Stock Option, a Nonqualified Stock Option, Restricted Shares or any other award hereunder. At the discretion of the Committee, a Stock Appreciation Right may be exercisable only to the extent that a related award is exercisable and only upon surrender of a related award. In the event of the exercise of a Stock Appreciation Right the exercise of which is conditioned upon surrender of a related award, the number of shares that may be issued under this Plan shall be reduced by the number of shares covered by the award or portion thereof surrendered.

     The Committee may provide any other terms or conditions with regard to Stock Appreciation Rights that it deems appropriate. Stock Appreciation Rights and agreements related thereto need not be identical.

                                ARTICLE IX

                               OTHER AWARDS

     The Committee may grant any other cash, stock or stock-related awards to a Participant under this Plan that the Committee deems appropriate, including, but not limited to, the bargain purchase of Company Stock and stock bonuses. Any such Benefits and any related agreements shall contain such terms and conditions as the Committee deems appropriate. Such awards and agreements need not be identical. With respect to any Benefit under which shares of Company Stock are or may in the future be issued (other than shares issued from the Company's treasury) for consideration other than prior services, the amount of such consideration shall either (i) be equal to the amount (such as the par value of such shares) required to be received by the Company in order to comply with applicable state law or (ii) be equal to or greater than 50% of the fair market value of such shares on the date of grant.



                                 ARTICLE X

                              ADMINISTRATION

     The Plan shall be administered by the Committee. A majority vote of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee for the purposes of this Plan.

     The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the terms of all Benefits granted under the Plan including, without limitation, the purchase price, if any, the Employees to whom, and the time or times at which Benefits shall be granted, when an option can be exercised, or Restricted Shares, Stock Appreciation Rights and other Benefits become forfeitable, and whether in whole or in installments, and the number of shares covered by a Benefit; and to interpret the Plan and to make all other determinations deemed advisable for the administration of the Plan. All determinations of the Committee shall be made by not less than a majority of its members. The Committee may designate Employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute option agreements or other documents on behalf of the Committee.

     Payment in full for the number of shares purchased under any Benefit, including an option, shall be made to the Company at the time of such exercise. The Committee, in its discretion, may provide that any Benefit by its terms may permit a Participant to elect, subject to Committee approval, any of the following alternative settlement methods: (i) cash equal to the excess of the value of one share over the option or purchase price times the number of shares as to which the award is exercised; (ii) the number of full shares having an aggregate value not greater than the cash amount calculated under alternative (i); (iii) any combination of cash and stock having an aggregate value not greater than the cash amount calculated under alternative
(i). For purposes of determining an alternative settlement, the value per share shall be determined under the same method as used to determine the option price in the case of stock options.

     Payment for such shares shall be made in cash, or with the consent of the Committee, in shares of the Company's common stock, or a combination thereof.

     The interpretation and construction by the Committee of any provisions of the Plan or of any benefit granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any benefit granted under it.

                                ARTICLE XI

                     ADJUSTMENT UPON CHANGES OF STOCK

     If any change is made on the shares of common stock of the Company by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Committee to the kind and maximum number of shares subject to the Plan and the kind and number of shares and price per share of stock subject to each outstanding Benefit. No fractional shares of stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

                                ARTICLE XII

                               MISCELLANEOUS

12.1 CONTINUATION OF EMPLOYMENT. Neither this Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continue in the employment of the Company or limit in any respect the right of the Company to terminate his employment at any time.

12.2 ADMINISTRATION. The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan. In the event of a disagreement as to the interpretation of the Plan or any amendment hereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding.

12.3 WITHHOLDING. The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments. With respect to any such withholding:

     (a) Each Participant shall take whatever action that the Committee deems appropriate to comply with the law regarding withholding of federal, state and local taxes.

     (b) When a Participant is obligated to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a Benefit, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to satisfy this obligation, in whole or in part, either (i) by having the Company withhold from the shares to be issued upon the exercise of an option or a stock appreciation right or upon the receipt of a Benefit, shares having a fair market value that would satisfy the withholding amount due or (ii) by delivering to the Company already-owned shares to satisfy the withholding amount.

12.4 EFFECTIVE DATE. This Plan is effective on July 12, 1990 ("Effective Date"). Benefits hereunder may be granted at any time subject to the limitations contained within the Plan. No Company Stock may be issued unless the Plan is approved by a vote of the holders of a majority of the outstanding shares of the Company's common stock at a meeting of the stockholders of the Company held within twelve months following the Effective Date.

                               ARTICLE XIII

               AMENDMENT, TERMINATION AND CHANGE IN CONTROL

13.1 AMENDMENT. The Board may amend the Plan from time to time as it deems desirable and shall make any amendments which may be required so that options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purposes of the Code; PROVIDED, HOWEVER, the Plan may not be amended to change the number of shares subject to the Plan or decrease the price at which options may be granted.

13.2 TERMINATION OF PLAN. The Board may in its discretion Terminate the Plan at any time, but no such termination shall deprive Participants of their rights under outstanding Benefits. Notwithstanding the preceding sentence, no Incentive Stock Options may be granted pursuant to the Plan later than ten years after the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

13.3 CHANGE OF CONTROL. On the date of a Change of Control (as herein defined), all outstanding options and stock appreciation rights shall become immediately exercisable and all restrictions with respect to Restricted Stock shall lapse. Following such a Change of Control, the Committee shall grant the request of any Employee to pay for shares purchased under any Benefit by using an alternative settlement method described in the third paragraph of Article X. Change of Control shall mean:

     (a) The acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

     (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for the election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

     (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

              FIRST AMENDMENT TO THE CONAGRA 1990 STOCK PLAN

     The ConAgra 1990 Stock Plan (the "Plan"), was approved by ConAgra stockholders on September 27, 1990. The Plan is hereby amended by deleting in its entirety the last sentence of Article V. The deleted sentence currently reads as follows:

     In addition, any shares which are used for the full or partial payment of the purchase price (or applicable withholding taxes) for shares with respect to which an option is exercised may again be used for an award under the Plan.

                             SECOND AMENDMENT

                                  TO THE

                          CONAGRA 1990 STOCK PLAN


     Effective January 1, 1993, The ConAgra 1990 Stock Plan ("Plan") is amended, as follows:

                                 ARTICLE I

     Section 2.14 of the Plan is amended to read, as follows:

     "2.14     "Subsidiary" means any corporation which is a "subsidiary
     corporation" as defined in Section 425 of the Code and any corporation, partnership, joint venture or other entity which is, directly or indirectly, at least 25% owned by the Company."

                                ARTICLE II

     Article VI of the Plan is amended by the addition thereto of the following paragraph:

     "Notwithstanding any other provisions of the Plan, an Incentive Stock Option may only be granted to Employees who are employed by the Company or by a Subsidiary which is a "subsidiary corporation" as defined in
     Section 425 of the Code."